DSIT SOLUTIONS LTD.

2006 KEY EMPLOYEE SHARE OPTION PLAN

OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the 2006 Key Employee Share Option Plan, as amended from time to time (the "Plan") of DSIT Solutions Ltd. (the "Company") shall have the same defined meanings in this Option Agreement (the "Option Agreement").

I. NOTICE OF OPTION GRANT

1.    Name:     ______________ (the "Optionee")
Address: _________________

2.
The undersigned Optionee has been granted an Option to purchase Ordinary Shares, par value NIS0.01 of the Company, subject to the terms and conditions of the Plan, this Option Agreement and Section 102 of the Israeli Income Tax Ordinance (New Version), 1961 (the "Tax Ordinance") and any regulations, rules or orders promulgated thereunder, including the Income Tax Rules (Tax Relief for Issuance of Shares to Employees), 2003, all as amended from time to time (collectively, "Section 102"), as follows:

Date of Grant                    ___________________

Total Number of Shares subject to the Option: ___________

Exercise Price per Share    NIS ___________

Total Exercise Price     NIS ____________

Type of Option:	Capital Gain Option Through a Trustee- Section 102(b)(2)

Term/Expiration Date:            August 10, 2018

3.    Vesting Schedule.

Subject to the terms and conditions set forth in this Option Agreement and the Plan, this Option shall become vested and exercisable upon and concurrently with the occurrence of any one of the following:

i)	The date of consummation of an IPO (as such term is defined in the Plan); or

ii)	The date of consummation of a Corporate Transaction (as such term is defined in the Plan); or

iii)
The date of termination or resignation of Optionee's employment with the Company or any Affiliate thereof, for any reason excluding termination for Cause (as such term is defined in the Plan), provided that on the date of such termination the Optionee was employed by the Company for a continuous period of at least 25 years.

4.    Provisions for Termination

In the event the Optionee's employment with the Company or any Affiliate thereof shall terminate, this Option granted to the Optionee shall be exercisable during the periods described in Section 12 of the Plan, as the case may be, provided however, that if Optionee shall cease to be an employee of the Company or any Affiliate thereof, the entire unexercised Option (whether vested or not) shall expire immediately as further described in Section 12(c) of the Plan.

Notwithstanding the preceding sentence, in no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

For purposes hereof, termination of Optionee's employment shall be deemed effective as detailed in Section 12(d) of the Plan.

5.     Adjustments

Subject to the terms and conditions set forth in this Option Agreement and the Plan, this Option shall be adjusted as provided in Section 13 of the Plan, as amended on July 1, 2013

II. AGREEMENT

1.	Grant of Option.

1.
Subject to the terms and conditions set forth herein, in the Plan and in the Notice of Option Grant, the Company hereby issues to the Trustee (as defined below), for the benefit of the Optionee named in the Notice of Option Grant, an Option qualified as "Capital Gain Option Through a Trustee- Section 102(b)(2)" (the "Option"), to purchase the number of Shares set forth in the Notice of Option Grant (the "Shares"), at the exercise price per Share set forth in the Notice of Option Grant (the "Exercise Price").

2.
The Plan, as approved by the Company for use by the Company, is intended to qualify as an Employee Option Plan within the meaning of Section 102. The grant of the Option is made pursuant to: (a) Section 102 and any tax officer's approval issued pursuant thereto; and (b) the Trust Agreement (as defined below).

3.
This Option is granted pursuant to the Plan, and the said Option and this Option Agreement are in all respects governed by the Plan and subject to all of the terms and provisions whether such terms and provisions are incorporated in this Option Agreement solely by reference or are expressly cited herein. Any interpretation of this Option Agreement will be made in accordance with the Plan. Subject to Section 17(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail. Notwithstanding the foregoing, in the event of a conflict between the terms and conditions of the Plan or of this Option Agreement and any provision of Section 102, any tax officer's approval issued in connection therewith, the Trust Agreement or any applicable law, the latter shall govern and prevail.

2.	Issuance to Trustee and Lock-Up Period.

1.
Issuance to Trustee. The Company appointed a trustee, in accordance with the provisions of Section 102 (the "Trustee") and has entered into a trust agreement (the "Trust Agreement") with the Trustee. Under the conditions of Section 102(b)(2), the Option and any Shares to be issued upon exercise of the Option shall be issued to the Trustee and held in trust for the benefit of Optionee for a period of no less than twenty-four (24) months from the day in which the Notice of Option Grant was deposited with the Trustee or, if applicable, a shorter period as approved by the tax authorities (the "Lock-Up Period").

2.
Lock-Up Period. In order for the tax benefits of Section 102(b)(2) to apply, during the Lock-Up Period, neither the Option nor the Shares to be issued upon exercise of the Option, as the case may be, may be sold or transferred (other than through a transfer by will or by operation of law), nor may they be the subject of an attachment or security interest, and no power of attorney or transfer deed shall be given in respect thereof prior to the payment of the tax liability.

In the event that Optionee elects to exercise his Option during the Lock-Up Period, the Company shall provide the Trustee with the share certificate in the name of the Trustee, for the benefit of Optionee, in order that the Trustee will hold it until no sooner than the end of the Lock-Up Period.
Notwithstanding the above, in the event the Optionee shall elect to release the Option and/or the Shares, as the case may be, prior to the expiration of the Lock-up Period, the sanctions under Section 102 shall apply to and shall be borne solely by the Optionee.

3.
End of Lock-Up Period. Upon conclusion of the Lock-Up Period and subject to the provisions of the Plan and this Option Agreement, the Trustee may release the Option and/or the Shares resulting from the exercise thereof to Optionee only after (i) the receipt by the Trustee of an acknowledgment from the Income Tax Authority that Optionee has paid any applicable tax due pursuant to Section 102 and the Tax Ordinance, or (ii) the Company or the Trustee withholds any applicable tax due pursuant to Section 102 and the Tax Ordinance.

4.
Additional Rights. In the event of a distribution of rights, including an issuance of bonus shares, in connection with the Option and/or Shares issued upon exercise of such Option (the "Additional Rights"), all such Additional Rights shall be deposited with and/or issued to the Trustee for the benefit of the Optionee, and shall be held by the Trustee and treated in accordance with the provisions of Section 102 and the capital gain tax route.

3.
Non-Transferability of Option. This Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

4.
Term of Option. This Option may be exercised only within the Term set out in the Notice of Option Grant, and may be exercised during the Term only in accordance with the Plan, the terms of this Option Agreement and the Trust Agreement. In the event the Option shall not be exercised within its Term, such Option, or such part thereof, shall expire and all interests and rights of the Optionee in and to the same shall terminate.

5.	Exercise of Option.

1.
Right to Exercise. This Option shall be exercisable during its Term in accordance with the vesting schedule set out in the Notice of Option Grant and with the applicable provisions of the Plan, this Option Agreement and the Trust Agreement.

2.
Continuous Engagement Required. Except as otherwise provided in Section 4 of the Notice of Option Grant, this Option may not be exercised unless the Optionee, at the time he exercises this Option is, and has been at all times since the Date of Grant set out in the Notice of Option Grant engaged by the Company or any Affiliate thereof.

3.
Method of Exercise. This Option shall be exercised by delivery of a signed notice of exercise in the form attached hereto as Exhibit A (the "Notice of Exercise"), which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and shall be accompanied with such other representations and agreements, as may be required by the Company, the Trustee and/or applicable laws. The Notice of Exercise shall be accompanied by payment of the aggregate Exercise Price for the number of Shares to be purchased. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Notice of Exercise and settlement of payment of the aggregate Exercise Price in such form satisfactory to the Company. The Optionee may purchase less than the number of Shares covered by the Option, provided that no partial exercise of this Option may be for a fraction of a Share. If any fractional interest in a Share would be deliverable upon exercise, including but not limited to, as result of adjustments as provided in Section 13 of the Plan, such fraction shall be rounded up one-half or less, or otherwise rounded down, to the nearest whole number of Shares.

4.	Method of Payment. Payment of the aggregate Exercise Price for the purchased Shares shall be by any of the following, or a combination thereof, at the election of the Optionee:

(a)	Cash;

(b)	Check or wire transfer; or

(c)	Any combination of the foregoing methods of payment.

5.
Notification to Trustee. The Company will notify the Trustee of any exercise of Option as set forth in the Notice of Exercise. If such notification is delivered during the Lock-Up Period, the Shares issued upon the exercise of the Option shall be issued directly to the Trustee on behalf of the Optionee, and shall be held by the Trustee in trust on behalf of the Optionee, unless the Optionee elects to receive the Shares directly to his possession, pursuant to which the sanctions under Section 102 shall apply and shall be borne solely by the Optionee. In the event such notification is delivered after the conclusion of the Lock-Up Period, the Shares issued upon the exercise of the Option shall be transferred either to the Trustee or to Optionee directly, at the election of Optionee; provided, however, that in the event the Optionee elects to receive the Shares directly to his possession, the transfer thereof shall be subject to the payment of the tax liability by the Optionee.

6.
Restrictions on Exercise. This Option may not be exercised and no Shares shall be issued pursuant to the exercise, unless such exercise, the issuance of the Shares and the method of payment of the Exercise Price comply with applicable laws. This Option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the Shares subject hereto upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of Shares hereunder, this Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, disclosure or satisfaction of such other condition shall have been effected or obtained on terms acceptable to the Committee. The Optionee agrees to cooperate with the Company to ensure compliance with any such condition; provided, however, that nothing herein shall be deemed to require the Company to apply for, effect or obtain such listing, registration, qualification, approval, disclosure, or to satisfy such other condition.

7.	Rights as a Shareholder.

1.
Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), the Optionee shall not have any of the rights or privileges granted to a shareholder of the Company with respect to any Shares purchasable upon the exercise of any part of an Option. No adjustment will be made for a dividend or other shareholders' right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

2.
Voting Proxy. Concurrently with the exercise of the Option and as a condition precedent to such exercise and the issuance of any Shares in respect thereof, the Optionee shall sign and deliver to the Company an irrevocable proxy substantially in the form of Exhibit B attached hereto. By this proxy, the Optionee's right to vote any acquired Shares shall be assigned to the Proxy Holder, who shall vote such Shares on any issue brought before the shareholders of the

Company in accordance with the majority vote of the shareholders of the Company (as voted by the shareholders without taking such acquired Shares in consideration). Such irrevocable voting proxy shall expire and be of no further force and effect upon the consummation of an IPO.

3.
Shareholders Agreements. Optionee hereby agrees that a condition to the issuance of Option Shares Optionee shall execute and deliver any stockholders agreement then in effect and executed by the holders of more than 75% of the issued share capital of the Company as of the date of issuance of the Option Shares to Optionee

8.	Compliance with Laws and Stock Exchange Rules.

1.
In the event the Shares have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”) or under any other applicable law, at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option or immediately upon the Company's first demand, deliver to the Company his investment representation statement, in such form as may be prescribed by the Company, that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, and shall make such other representations as are deemed necessary or appropriate by the Company or its counsel.

Notwithstanding the above, the Company may, but shall not be obligated to register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Option Agreement to comply with any law.

2.
Standoff Period. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration statement of the Company filed under the Securities Act or any other applicable law, Optionee shall not offer, pledge, sell, lend or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Ordinary Shares (or other securities) of the Company held by Optionee (other than those included in the registration) during the one hundred eighty (180) days period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of any registration statement of the Company filed under the Securities Act or any other applicable law.

Optionee agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or, which are necessary to give further effect thereto. In addition, if requested by the Company or the Managing Underwriter, Optionee shall provide, within ten (10) days of such request, such information, as may be required by the Company or such Managing Underwriter in connection with the completion of any public offering of the Company's securities pursuant to a registration statement filed under the Securities Act or any other applicable law. The Company may impose stop-transfer instructions with respect to the sale of Shares (or other securities) subject to the foregoing restriction until the end of such Market Standoff Period. Optionee agrees that any transferee of the Option or Shares acquired pursuant to the Option shall be bound by this Section.

9.	Restrictions on Resales and Limited Transferability of Shares.

1.
The Optionee hereby acknowledges and agrees that, the Committee may impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by an Optionee or other subsequent transfers by the Optionee of any Shares issued as a result of or under the Option, including without limitation, restrictions under an insider trading policy and restrictions pursuant to applicable regulations of any stock exchange on which the Shares may be listed for trading. The Optionee agrees to cooperate with the Company to ensure compliance with any such restrictions, conditions or limitations.

2.
The Optionee hereby acknowledges and agrees that the Shares issued as a result of or under the Option shall be subject to such restrictions on transfer and/or sale as are generally applicable to Ordinary Shares of the Company.

10.	Tax Consequences.

1.
By accepting the grant of the Option, the Optionee acknowledges and agrees that any and all taxes, fees and other liabilities (as may apply from time to time) in connection with the grant and/or exercise and/or release of the Option and the sale and/or release of Shares issued upon exercise of the Option and/or any other event or act (of the Optionee, the Company, its Affiliate that engages the Optionee (if applicable) or the Trustee), shall be borne solely by the Optionee, and Optionee will be solely liable for all such taxes, fees and other liabilities. The Company or its Affiliate that engages the Optionee (if applicable) and/or the Trustee shall withhold taxes according to the requirements under applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, by executing this Option Agreement the Optionee hereby agrees to indemnify the Company, its Affiliate that engages the Optionee (if applicable) and the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.

Except as otherwise required by law, the Company shall not be obligated to honor the exercise of any Option and/or the sale of any Shares by or on behalf of an Optionee and may refuse to deliver Shares, until all tax consequences (if any) arising therefrom are resolved in a manner reasonably acceptable to the Company.

2.
Legal and Tax Consultation. The Optionee acknowledges that the Company has advised the Optionee to consult an independent tax advisor with respect to legal and tax consequences of the Option, and the Optionee has consulted with any legal or tax advisors that the Optionee deems necessary. Optionee acknowledges that he is not relying on the Company, any Affiliate thereof or the Trustee for any legal or tax advice, and that the Company, any Affiliate thereof and the Trustee shall not be deemed to have provided any legal or tax advice to Optionee with respect to the Option.

11.
Optionee's Representations Under Section 102; Indemnification. By accepting the grant of the Option, the Optionee represents and confirms that: (i) Optionee is familiar with the terms and provisions of Section 102, and in particular Section 102(b)(2)- capital gain route, and hereby accepts this Option subject to all of the terms and provisions of Section 102(b)(2) and the Trust Agreement; (ii) in the event any Additional Rights shall be distributed with respect to the Option and/or the Shares, such Additional Rights shall be deposited with the Trustee and shall also be subject to the provisions of Section 102, including the Lock-Up Period; (iii) Optionee shall not sell nor transfer from the Trustee the Options, Shares or any Additional Right distributed to him in connection therewith, until the end of the Lock Up Period; (iv) the Trustee shall not be liable for any action or omission taken on its part in connection with the Plan, this Option Agreement and the Trust Agreement, provided that the Trustee acted reasonably and in good faith; and (v) Optionee shall be liable to indemnify the Trustee with respect to any loss, damage or expense caused to the Trustee as a result of or in consequence of performance of its duties as a Trustee, unless arising out of the Trustee own fraud or bad faith.

12.
No Duty to Disclose. Except as required by applicable laws, neither the Company, nor its shareholders, Directors, or officers shall have any duty or obligation to disclose to Optionee any material information regarding the business of the Company or affecting the value of the Shares before or at the time of termination of Optionee's engagement, including, without limitation, any information concerning the plans of offering its equity securities to the public or its acquisition by or merger with or into another corporation or other entity.

13.
Acknowledgment and Waiver. By participating in the Plan, and accepting the grant of the Option, the Optionee agrees and acknowledges that: (i) the Plan is discretionary in nature and all determinations with respect to any future grants, including but not limited to, the times when options shall be granted, the number of Shares subject to each option, the exercise price and the time or times when each right shall be exercisable will be at the sole discretion of the Company, and the Company can amend, cancel, or terminate the Plan at any time; (ii) the grant of the Option under the Plan is voluntary and occasional, and does not create any contractual or other right to receive future grants of any options, or benefits in lieu of the Options even if options have been granted repeatedly in the past; (iii) the Optionee's participation in the Plan is voluntary; (iv) the value of the Option is an extraordinary item of compensation, which is outside the scope of the Optionee's employment agreement, if any; (v) the Option is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any social benefits, severance, end of service payments, bonuses, long-service awards, pension or similar payments; (vi) the future value of the Shares purchased under the Plan is unknown and cannot be predicted with certainty, and the Company makes no express or implied promise about the financial gain or loss to be achieved through participation in the Plan; (vii) this Option grant will not be interpreted to mean that an entity other than the entity that engages the Optionee has relationship with the Optionee; (viii) no claim or entitlement to compensation or damages arises from the expiration of this Option or diminution in value of this Option or Shares purchased through exercise of this Option resulting from termination of Optionee's engagement with the Company or any Affiliate thereof (for any reason whatsoever) and Optionee irrevocably releases the Company and any Affiliate thereof engaging Optionee from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by accepting the terms of this Option Agreement, Optionee shall be deemed irrevocably to have waived any entitlement to pursue such claim; and (ix) unless there is a written engagement agreement for a specified term in effect, Optionee's engagement with the Company or any Affiliate thereof may be terminated at any time, with or without Cause, by the Company or any Affiliate thereof and neither the Plan nor this Option shall obligate the Company or any Affiliate to engage Optionee for any particular length of time nor confer any right with respect to continuing the Optionee's status as an employee.

14.
Successors and Assigns. The Company may assign any of its rights under this Option Agreement to single or multiple assignees, and this Option Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Option Agreement shall be binding upon Optionee and his heirs, executors, administrators, successors and assigns.

15.
Administration. All questions of interpretation concerning this Option Agreement shall be determined by the Committee. All determinations by the Committee shall be final and binding upon all persons having an interest in the Option, unless otherwise determined by the Board.

16.
Waivers And Consents. Except as provided in the Plan, the terms and provisions of this Option Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Option Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

17.	Data Privacy. By entering into this Option Agreement, the Optionee: (i) authorizes the Company, any Affiliate thereof, the Trustee and any agent of the Company administering the Plan or providing

Plan recordkeeping services, to disclose to the Company, to any Affiliate, to the Trustee or to any such agent such information and data as shall be requested in order to facilitate the grant of options and the administration of the Plan; (ii) waives any data privacy rights he may have with respect to such information; and (iii) authorizes the Company, any Affiliate thereof, the Trustee and any such agent to store and transmit such information in electronic form.

18.	Interpretation: The use of the neuter, masculine, or feminine gender is for convenience only and shall be deemed to mean and include the neuter, masculine or feminine gender, as appropriate.

19.
Entire Agreement; Severability. The Plan and the Trust Agreement are incorporated herein by reference. The Optionee declares and agrees that the Plan, the Trust Agreement and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and/or agreements and/or understanding, whether written or oral, between the Optionee and the Company or the officers and/or Directors and/or shareholders thereof with respect to the subject matter hereof, and may not be modified adversely to Optionee's interest except by means of a written amendment signed by the Company and Optionee. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, the remainder of this Option Agreement will continue in full force and effect.

20.
Governing Law; Jurisdiction. This Option Agreement is governed by and construed and enforced in accordance with the laws of the State of Israel, without giving effect to the principles of conflict of laws thereof. The competent courts in the State of Israel shall have the sole jurisdiction in any matter pertaining to this Option Agreement.

21.
Notices. All notices given under this Option Agreement may be delivered by (a) personal delivery; or (b) registered mail or courier. Notices delivered personally shall be deemed given upon delivery. Notices sent by mail shall be deemed given five (5) business days (or if sent by courier - two (2) days) after mailing (postage prepaid), if mailed in accordance herewith.

Optionee acknowledges receipt of a copy of the Plan and the Trust Agreement and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below and the Company shall be deemed to have complied with any obligation to provide the Optionee with notice by sending such notice to the address indicated below.

Optionee:     DSIT SOLUTIONS LTD.

________________    ________________
Signature    By

_______________     ________________
Print Name    Title

________________

Residence Address

Exhibit A

2006 KEY EMPLOYEE SHARE OPTION PLAN

NOTICE OF EXERCISE

DSIT SOLUTIONS LTD.
2 Rechavam Ze'evi St.,
Givat Shmuel 54017, Israel

1.
Exercise of Option. Effective as of today, _____________, _____[date], the undersigned (“Optionee”) hereby elects to exercise Optionee's option to purchase _________ Ordinary Shares (the “Shares”) of DSIT Solutions Ltd. (the “Company”), at the exercise price of _______ per Share, under and pursuant to the 2006 Key Employee Share Option Plan (the “Plan”) and the Option Agreement between the Optionee and the Company dated _____________ (the “Option Agreement”). Unless otherwise defined herein, the terms defined in the Plan and the Option Agreement shall have the same defined meaning in this Notice of Exercise.

2.
Delivery of Payment. Optionee herewith delivers to the Company the full Exercise Price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option, if applicable.

3.
Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan, the Option Agreement and the Trust Agreement and agrees to abide by and be bound by their terms and conditions.

4.	Rights as Shareholder.

4.1    Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option.

4.2
The Shares shall be issued to the Trustee for the benefit of the Optionee as soon as practicable after the Option is exercised in accordance with the Option Agreement, unless the Optionee elects to receive the Shares directly to his possession, in which case the transfer thereof shall be subject to the payment of the tax liability by the Optionee, and provided further, that such transfer complies with the provisions of Section 102(b)(2) and applicable laws. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 13 of the Plan.

4.3
Voting Rights. Concurrently with execution of this Notice of Exercise and as a condition to this exercise, Optionee shall execute an irrevocable proxy in favor of the Proxy Holder, substantially in the form attached hereto as Exhibit B, in accordance with Section 7.2 of the Option Agreement.

5.	Limited Transferability and Restrictions on Sale of Shares. Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Holder has to comply with such restrictions on transfer and/or sale as are generally applicable to Ordinary Shares of the Company.

6.
Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company, any Affiliate thereof or the Trustee for any tax advice.

7.    Restrictive Legends and Stop‑Transfer Orders.

7.1
Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.
THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A MARKET STAND-OFF RESTRICTION PURSUANT TO AN AGREEMENT EXECUTED BY THE HOLDER OF THE SHARES, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE ISSUER. THE HOLDER OF THESE SHARES HAS CONSENTED TO THE ENTRY OF STOP TRANSFER INSTRUCTIONS WITH THE ISSUER'S TRANSFER AGENT AGAINST THE TRANSFER OF THESE SHARES IN ORDER TO ENFORCE THE PROVISIONS OF SUCH AGREEMENT. AS A RESULT OF THIS MARKET STAND-OFF RESTRICTION, THESE SHARES MAY NOT BE TRANSFERRED DURING THE PERIOD ENDING 180 DAYS AFTER THE DATE OF THE FINAL PROSPECTUS RELATING TO THE PUBLIC OFFERING OF THE ISSUER.

7.2
Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

7.3
Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Notice of Exercise, or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so improperly transferred.

8.
Successors and Assigns. The Company may assign any of its rights under this Notice of Exercise to single or multiple assignees, and this Notice of Exercise shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Notice of Exercise shall be binding upon Optionee and his heirs, executors, administrators, successors and assigns.

Submitted by:        Accepted by:
OPTIONEE        DSIT SOLUTIONS LTD.

Signature        By

Print Name        Title
Address:        Address:
2 Rechavam Ze'evi St.,
______________                     Givat Shmuel 54017, Israel
______________
Date Received _______________

Exhibit B
IRREVOCABLE PROXY

The undersigned, a shareholder of DSIT Solutions Ltd. (the "Company"), hereby irrevocably appoints and constitutes the Chairman of the Board of Directors of the Company, as shall be in office from time to time or his designate as proxy (the “Proxy Holder”) with respect to shares of the Company issued to the undersigned upon the exercise of options granted under the Company's 2006 Key Employee Share Option Plan (the “Plan”) or in connection therewith (the “Shares”) to: a) accept any notice from the Company regarding shareholders meetings or otherwise and/or to waive any requirements for such notice; b) represent the undersigned at any and all shareholders meetings of the Company (including general meetings convened for the purpose of adopting extraordinary resolutions), or any adjournments thereof; c) vote on behalf of the undersigned at any such meetings or written consents to be executed in lieu of a meeting with respect to all matters submitted to the shareholders of the Company; and d) grant any consents to any actions taken without a meeting. The authority of the Proxy Holder may be exercised in respect of all the Shares, instead of and on behalf of the undersigned, with all powers which the undersigned would possess if personally present, at any shareholders meeting of the Company and at any adjournment thereof, or in any action taken by the Company by written consent of its shareholders.

The Shares shall be voted by the Proxy Holder in accordance with the majority vote of the shareholders of the Company (as voted by the shareholders without taking such Shares in consideration).

This proxy shall be in effect until the consummation of an IPO (as such term is defined in the Plan).

This proxy will be binding on all successors and permitted assigns and transferees of the undersigned.
day of ______________, ______
____________________________
Name of Shareholder
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Shareholder Signature